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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

         In connection with this Annual Report on Form 10-K of VitalWorks Inc. (the "Company") for the year ended December 31, 2003 (the "Report"), the undersigned, Joseph M. Walsh, Chief Executive Officer of the Company, and Michael A. Manto, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        /s/ Joseph M. Walsh                       March 12, 2004
                        ------------------------
                        Joseph M. Walsh                                     Date
                        Chief Executive Officer

                        /s/ Michael A. Manto                      March 12, 2004
                        ------------------------
                        Michael A. Manto                                    Date
                        Chief Financial Officer